SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

         Date of Report: (Date of earliest event reported): May 07, 2004


                              I-Sector Corporation
             (Exact name of registrant as specified in its charter)



                           Delaware 0-21479 76-0515249
 (State of Incorporation) (Commission File Number)
 (IRS Employer Identification No.)




                             6401 Southwest Freeway
                              Houston, Texas 77074
              (Address of Registrant's principal executive offices)

                                 (713) 795-2000
              (Registrant's telephone number, including area code)




                                (Not Applicable)
          (Former name or former address, if changed since last report)

ITEM 12. Other Events

The following announcement of pricing of units equity offering and trading of units was made on May 07, 2004:

HOUSTON--(BUSINESS WIRE)--May 7, 2004--I-Sector Corporation (AMEX:ISR - NEWS) announced today that it has priced the public offering of 500,000 Units. The Units will begin trading today, May 7, 2004, on the American Stock Exchange under the symbol ISR.U.

Each Unit consists of two shares of common stock and one warrant to purchase one share of common stock at a price of $12.45. The Units were offered at a public offering price of $16.60 per Unit, representing $8.3 million of gross proceeds.


The offering is expected to close on May 12, 2004, subject to the satisfaction of customary closing conditions. The underwriters will have an option to purchase up to 75,000 additional Units to cover over-allotments. The Company intends to use the net proceeds of this offering primarily for working capital and to repay interest-bearing debt.


Paulson Investment Company, Inc. is serving as lead manager and S.W. Bach & Company and Pali Capital, Inc. are co-managers for this offering. The offering will be made only by means of a prospectus, a copy of which may be obtained, when available, from Paulson Investment Company, Syndicate Department, 811 SW Naito Parkway, Suite 200, Portland, Oregon 97204, phone 503-243-6000, fax 503-243-6018.


A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission. This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


Safe Harbor Statement


The statements contained in this document that are not statements of historical fact, including but not limited to, statements identified by the use of terms such as "expect," "intend," "may," "will," and other variations or negative expressions of these terms, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The actual results of the future events described in the forward-looking statements in this document could differ materially from those stated in the forward-looking statements due to numerous factors, including factors set forth in the Company's most recent Annual Report on Form 10-K for the year 2003. Recipients of this document are cautioned to consider these risks and uncertainties and to not place undue reliance on these forward-looking statements. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto, or any change in events, conditions or circumstances upon which any statement is based.


About I-Sector Corporation


I-Sector Corporation, headquartered in Houston, Texas (AMEX: ISR - NEWS), owns and operates companies that are engaged in the area of information and communications technology, with a particular focus on Cisco-centric network infrastructure and IP telephony solutions. Additional information about I-Sector is available on the Internet at WWW.I-SECTOR.COM.


[GRAPHIC OMITTED]
Contact:
     I-Sector Corporation
     James H. Long, 713-795-2000
     or
     PR Financial Marketing LLC
     Jim Blackman, 713-256-0369 (Investor Relations)
     JIMBLACKMAN@PRFINANCIALMARKETING.COM

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2004

                      I-SECTOR CORPORATION


                      By: /s/ JAMES H. LONG
                         --------------------------------
                         James H. Long
                         Chief Executive Officer, Chief Financial Officer, President and Chairman of the Board